United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   May 10, 2004
                                                   -------------


Commission file number     1-11983
                       ----------------


                           FPIC Insurance Group, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)



         Florida                                        59-3359111
--------------------------------------------------------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)




  225 Water Street, Suite 1400, Jacksonville, Florida               32202
--------------------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)



                                 (904) 354-2482
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                  www.fpic.com
              ----------------------------------------------------
                         (Registrant's Internet Address)

Item 7.  Financial Statements and Exhibits.
------------------------------------------
        (c)      Exhibits
                 --------

                 Exhibit Number            Description of Exhibits
                 --------------            -----------------------

                 99 FPIC Insurance Group, Inc. Earnings Press Release dated May 10, 2004

Item 12.  Results of Operations and Financial Condition.
-------------------------------------------------------
On May 10, 2004, FPIC Insurance Group, Inc. ("FPIC") issued an earnings press release announcing selected financial data concerning FPIC's first quarter 2004 unaudited consolidated results of operations and financial condition presented in accordance with accounting principles generally accepted in the United States of America (GAAP). A copy of FPIC's press release dated May 10, 2004 is attached hereto as Exhibit 99 and is furnished as a part of this Form 8-K.

Signature
---------
Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        FPIC INSURANCE GROUP, INC.



Date:  May 10, 2004                     By:  /s/ John R. Byers
                                           -------------------------------------
                                             John R. Byers
                                             President and Chief Executive
                                              Officer




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




                                  EXHIBIT INDEX


         Exhibit Number             Description of Exhibits

         99                         FPIC Insurance Group, Inc. Earnings Press
                                    Release dated May 10, 2004








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